EXHIBIT 10.10

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made, effective as of the 26 day of July 2021, by and between Iconic Brands, Inc., a Nevada corporation (the “Buyer”), and Richard DeCicco (the “Seller”).

WHEREAS, as of the date hereof, the Seller is the owner of one hundred percent (100%) of the issued and outstanding capital stock (the “Securities”) of United Spirits, Inc., a New York corporation (“United”);

WHEREAS, subject to the terms and conditions set forth in this Agreement and in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Buyer desires to acquire from the Seller, and the Seller desires to transfer to the Buyer, one hundred percent (100%) of the Securities of United in exchange for a purchase price of one million dollars ($1,000,000) (the “Purchase Price”), to be paid in accordance with Section 1 of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Purchase; Waiver. Subject to the terms and conditions of this Agreement, the Seller shall transfer, and the Buyer shall acquire, pursuant to Section 4(a)(2) of the Securities Act, one hundred percent (100%) of the Securities of United in exchange for the Purchase Price. The transfer of the Securities and the payment of the Purchase Price (the “Closing”) shall take place remotely, on the first Business day following the satisfaction or waiver of the conditions set forth in Section 2 of this Agreement (other than conditions which, by their nature, are to be satisfied at Closing, which must be satisfied at Closing, unless waived in accordance with this Agreement), or at any other place, time or date as may be mutually agreed by the Buyer and the Seller (the “Closing Date”). Subject to the terms and conditions of this Agreement, the following transactions shall occur (collectively, the “Purchase”):

1.1 On the Closing Date, the Seller shall execute and deliver an assignment of the Securities transferring all of its rights and title to the Securities to the Buyer.

1.2 On the Closing Date, in consideration for the transfer of the Securities, the Buyer shall pay the Purchase Price to the Seller by wire transfer pursuant to the Seller’s wire transfer instructions included in the signature page attached hereto.

As used herein, “Business Day” means any day other than a Saturday, Sunday or a day on which banks in the City of New York are permitted or obligated by law to be closed for regular banking business.

As used herein, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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1.3 On the Closing Date, the Buyer and the Seller shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Purchase, including, at the request of the Buyer or its transfer agent, executed stock powers in customary form.

2. Closing Conditions.

2.1 Conditions to the Seller’s Obligations. The obligation of the Seller to consummate the Purchase is subject to the fulfillment, to the Seller’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Buyer contained in this Agreement shall be true and correct in all material respects on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(c) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Seller, and the Seller shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

2.2 Conditions to the Buyer’s Obligations. The obligation of the Buyer to consummate the Purchase is subject to the fulfillment, to the Buyer’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(c) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Buyer and the Buyer shall have received all such counterpart originals or certified or other copies of such documents as the Buyer may reasonably request.

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2.3 Closing Conditions to Both Seller’s and Buyer’s Obligations.

(a) All governmental approvals and consents necessary so that each alcohol beverage license and permit necessary or convenient to purchase, store, advertise, transport, distribute, sell or otherwise deal with alcoholic beverages as conducted by United prior to Closing have been obtained.

(b) Notwithstanding Section 2.3(a) of this Agreement, if the parties have all the approvals required for all states except Delaware and Michigan, the parties may agree to close and cease shipping into Delaware and Michigan until such time as approval has been received from said states, which may be after the Closing Date.

3. Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to the Seller that:

3.1 Organization, Good Standing and Qualification. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Buyer is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

3.2 Authorization. All corporate action on the part of the Buyer, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Buyer hereunder, have been taken on or prior to the date hereof.

3.3 Compliance with Laws. The Buyer has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a material adverse effect on its business and the Buyer has not received written notice of any such violation.

3.4 Consents; Waivers. No consent, waiver, approval or authority of any nature, or other formal action, by any Person, not already obtained, is required in connection with the execution and delivery of this Agreement by the Buyer or the consummation by the Buyer of the transactions provided for herein and therein.

3.5 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Buyer, threatened against or affecting the Buyer, the Securities or any of the Buyer’s officers or directors in their capacities as such.

3.6 Validity; Enforcement; No Conflicts. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and shall constitute the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party or by which it is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Buyer, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

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3.7 Bring-Down of Representations and Warranties. All legal and factual representations and warranties made by the Buyer to the Seller in any prior agreements pursuant to which the shares of Securities were originally issued are accurate and complete in all material respects as of the date hereof, unless as of a specific date therein in which case they shall be accurate as of such date (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect (as defined in such agreements), in all respects).

3.8 No Brokers or Finders. No Person has or will have, as a result of any act or omission of the Seller, any right, interest or valid claim against or upon the Buyer for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

4. Representations and Warranties of the Seller. The Seller hereby represents, warrants and covenants that:

4.1 Authorization. The Seller has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

4.2 Validity; Enforcement; No Conflicts. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Seller and shall constitute the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of United or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which United is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to United, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations hereunder.

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4.3 Ownership of Securities. The Seller is the record owner, and has good and valid title to, the Securities, free and clear of any charge, mortgage, pledge, security interest, lien, or encumbrance, other than restrictions on transfer imposed by applicable securities laws. The Seller is not a party to any option, warrant, right, contract, call, put or other agreement or commitment providing for the disposition or acquisition of any such Securities, nor is the Seller a party to any voting trust, proxy or other contract, agreement or understanding with respect to the voting of any such Securities. Upon delivery to the Buyer at the Closing of an assignment of the Securities, good and valid title to the Securities will pass to the Buyer, free and clear of any charge, mortgage, pledge, security interest, lien, or encumbrance, other than restrictions on transfer imposed by applicable securities laws.

4.4 Bring-Down of Representations and Warranties. All legal and factual representations and warranties made by the Seller to the Buyer in any prior agreements pursuant to which the Securities were originally issued are accurate and complete in all material respects as of the date hereof, unless as of a specific date therein in which case they shall be accurate as of such date (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect (as defined in such agreements), in all respects).

5. Miscellaneous.

5.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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5.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.4 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the Party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

5.5 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Buyer and the Seller. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Seller and the Buyer, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

5.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.7 Entire Agreement. This Agreement represents the entire agreement and understanding between the parties concerning the Purchase and the other matters described herein and therein and supersede and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

5.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.9 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

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5.10 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.11 Survival. The representations, warranties and covenants of the Buyer and the Seller contained herein shall survive the Closing.

5.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE BUYER

ICONIC BRANDS, INC.

By:	/s/ Richard DeCicco
Name:	Richard DeCicco
Title:	Chief Executive Officer

THE SELLER

/s/ Richard DeCicco
Richard DeCicco

THE SELLER’S WIRE INSTRUCTIONS

Bank Name:

Account Name:

Bank Address:

Routing Number:

Account Number:

Incoming USD International Wires
Swift Code:

[Signature Page to United SPA]